EXHIBIT 24

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints JEAN MADAR and RUSSELL GREENBERG, and both of them, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to Annual Report on Form 10-K for Inter Parfums, Inc. for fiscal year ended 31 December 2004, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature                          Title                                                   Date

                                   Chairman of the Board of Directors
-----------                        and Chief Executive Officer                             March __, 2005
Jean Madar
                                   Chief Financial and Accounting Officer
-----------------                  and  Director                                           March __, 2005
Russell Greenberg
                                   Director
---------------                                                                            March __, 2005
Philippe Benacin
                                   Director
------------------                                                                         March __, 2005
Francois Heilbronn
                                   Director
-----------------                                                                          March __, 2005
Joseph A. Caccamo
                                   Director
/s/ Jean Levy                                                                              March 23, 2005
-------------
Jean Levy
                                   Director
------------------------                                                                   March __, 2005
Robert Bensoussan-Torres
                                   Director
/s/ Daniel Piette                                                                          March 24, 2005
-----------------
Daniel Piette
                                   Director
/s/ Jean Cailliau                                                                          March 24, 2005
-----------------
Jean Cailliau
                                   Director
/s/ Philippe Santi                                                                         March 23, 2005
------------------
Philippe Santi
                                   Director
--------------                                                                             March __, 2005
Serge Rosinoer